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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------


Date of Report September 26, 2000
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             First Union Real Estate Equity and Mortgage Investments
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(Exact name of Registrant as Specified in Its Charter)

              Ohio                                 1-6249                       34-6513657
-----------------------------------     ----------------------------      -----------------------
  (State or Other Jurisdiction of         (Commission File Number)          (I.R.S. Employer
  Incorporation)                                                             Identification No.)


         551 Fifth Avenue, Suite 1416
             New York, New York                                                  10176-1499
--------------------------------------------------                        ----------------------
  (Address of Principal Executive Offices)                                       (Zip Code)



Registrant's Telephone Number, Including Area Code:               (212) 905-1104
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Former Name or Former Address, if Changed Since Last Report.





Total number of pages in report: 3




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ITEM 5.   OTHER EVENTS

       On September 14, 2000, the Registrant issued a press release announcing a sale contract for a significant asset sale to Radiant Investors LLC ("Radiant") and a shareholder meeting. On September 18, 2000, the Registrant issued a press release announcing a second sale contract for an asset sale to Radiant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a. Financial Statements of Businesses Acquired

             Not applicable

          b. Pro Forma Financial Information

             Pro Forma Combined Balance Sheet as of June 30, 2000.

             Pro Forma Combined Statement of Operations for the six months ended June 30, 2000.

             Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1999.

             The following pro forma combined balance sheet as of June 30, 2000 and the pro forma combined statement of operations for the six months ended June 30, 2000 gives effect to the sale of the Registrant's Crossroads Shopping Center, the sale of Temple Mall and the proposed sale of properties to Radiant. The sale of Crossroads Shopping Center occurred in April 2000 and the sale of Temple Mall occurred in August 2000. The pro forma combined statement of operations for the year ended December 31, 1999 gives effect to properties sold during 1999, the sale of the Registrant's Crossroads Shopping Center, the spin-off of Impark and the Canadian parking facilities, the sale of Temple Mall and the proposed sale of properties to Radiant. The spin-off of Imperial Parking Corporation ("Impark") occurred in March 2000. Operations of Impark were classified as discontinued operations in the December 31, 1999 financial statements. The adjustments related to the pro forma combined balance sheet as of June 30, 2000 assume the transactions were consummated at June 30, 2000, while the adjustments to the pro forma combined statement of operations for the six months ended June 30, 2000 assume the transactions were consummated at January 1, 2000. The adjustments to the pro forma combined statement of operations for the year ended December 31, 1999 assume the transactions were consummated at January 1, 1999.

             These pro forma adjustments are not necessarily reflective of the results that actually would have occurred if the sales and spin-off had been in effect, as of, and for the periods presented or what may be achieved in the future.

          c. Exhibits

             99.1 Press release dated September 14, 2000 announcing a sale contract for a significant asset sale to Radiant and a shareholder meeting.

             99.2 Press release dated September 18, 2000 announcing a second sale contract for an asset sale to Radiant.

             99.3   Pro Forma Combined Balance Sheet as of June 30, 2000.

             99.4 Pro Forma Combined Statement of Operations for the six months ended June 30, 2000.

             99.5 Pro Forma Combined Statement of Operations for the year ended December 31, 1999.

             99.6   Notes to Pro Forma Combined Financial Statements.


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             99.7   Contract of Sale dated September 15, 2000 between the
                    Registrant and Radiant.

             99.8 Contract of Sale (Long Street Property) dated September 15, 2000 between the Registrant and Radiant.

             99.9   Letter regarding purchase of Long Street Property.

             99.10 Voting Agreement dated September 15, 2000 between Radiant and Apollo Real Estate Investment Fund II, L.P. with respect to voting of common shares of the Registrant.

             99.11 Voting Agreement dated September 15, 2000 between Radiant and Gotham Partners Management Co. LLC with respect to voting of common shares of the Registrant.

             99.12 Letter Agreement dated September 19, 2000 between Radiant and Magten Asset Management Corp. with respect to voting of common shares of the Registrant.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   First Union Real Estate Equity
                                      and Mortgage Investments
                                   --------------------------------
                                          (Registrant)



Date:  September 26, 2000                 By:/S/ Neil H. Koenig
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                                                 Neil H. Koenig
                                                 Interim Chief Financial Officer